Stockholders' Equity	9 Months Ended
Sep. 30, 2011
Stockholders Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
Note 13 –	Stockholders’ Equity

On March 1, 2011, the Company completed the first closing of the Offering on sales of 69,000 Units for a total of $1,380,000, each consisting of 4 shares of common stock, a three-year Series A Warrant and a three-year Series B Warrant to purchase 1 share of common stock of the Company at an exercise price of $6.25 per share and $7.50 per share, respectively, subject to possible standard anti-dilutive adjustments.The Company received net proceeds from the issuance of the Units of $498,085 after payment of $881,915 of offering costs, which were charged to additional paid-in capital.

On July 15, 2011, the Company completed the second closing of the Offering.  An aggregate of 100,004 Units were sold in the second closing of the Offering for gross proceeds of $2,000,080.  As a result of the second closing of the Offering, Kirin International Holding, Inc. issued an aggregate of 400,016 shares of its Shares and warrants to acquire an aggregate of 200,008 shares of common stock to the investors in the second closing of the Offering.The Company received net proceeds from the issuance of the Units of $1,553,556 after payment of $446,524 of offering costs, which were charged to additional paid-in capital.

In connection with the initial and the second closing of the Offering, Kirin International Holding, Inc. issued warrants to acquire an aggregate of 54,082 shares of the company’s common stock (the “Agent Warrants”).  The Agent Warrants are exercisable for a period of five years from the original issuance date with an exercise price of $5.00 per share.  The exercise prices of the Agent Warrants are subject to adjustment upon certain events, such as stock splits, combinations, dividends, distributions, reclassifications, mergers or other corporate change and dilutive issuances.